                                                                                                       Exhibit 10.2

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing
Amendment (including the amendment of the definition of the Obligations) and agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the
Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations (as such term is amended by the Amendment) and that such security interests and
Liens remain in full force and effect.

                                   ALLTRISTA NEWCO CORPORATION
                                   ALLTRISTA PLASTICS CORPORATION
                                   BICYCLE HOLDING, INC.
                                   HEARTHMARK, LLC
                                   JARDEN ACQUISITION I, INC.
                                   JARDEN ZINC PRODUCTS, INC.
                                   LEHIGH CONSUMER PRODUCTS CORPORATION
                                   LOEW-CORNELL, INC.
                                   QUOIN, LLC
                                   THE UNITED STATES PLAYING CARD COMPANY
                                   TILIA DIRECT, INC.
                                   TILIA INTERNATIONAL, INC.
                                   TILIA, INC.
                                   USPC HOLDING, INC.
                                   AMERICAN HOUSEHOLD, INC.
                                   AUSTRALIAN COLEMAN, INC.
                                   BRK BRANDS, INC.
                                   CC OUTLET, INC.
                                   COLEMAN INTERNATIONAL HOLDINGS, LLC
                                   COLEMAN WORLDWIDE CORPORATION
                                   FIRST ALERT, INC.
                                   FIRST ALERT/POWERMATE, INC.
                                   KANSAS ACQUISITION CORP.
                                   LASER ACQUISITION CORP.
                                   NIPPON COLEMAN, INC.
                                   SI II, INC.
                                   SUNBEAM AMERICAS HOLDINGS, LIMITED
                                   SUNBEAM PRODUCTS, INC.
                                   THE COLEMAN COMPANY, INC.

                                   By: /s/ Desiree DeStefano
                                       -----------------------------------------
                                       Name: Desiree DeStefano
                                       Title: Vice President